UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 10, 2009

POKERTEK, INC.

(Exact Name of Registrant as Specified in Its Charter)

North Carolina	000-51572	61-1455265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1150 Crews Road, Suite F Matthews, North Carolina	28105
(Address of Principal Executive Offices)	(Zip Code)

(704) 849-0860

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

O	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
O	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
O	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
O	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by PokerTek, Inc., a North Carolina corporation (the “Registrant”), in connection with the items set forth below.

Item 3.02    Unregistered Sales of Equity Securities.

On September 15, 2009, the Registrant issued a press release announcing that it had entered into binding agreements with three debt holders to convert an aggregate of $1.2 million principal amount of loans into 1,445,784 shares of common stock, at a conversion price of $0.83 per share, which represented the consolidated closing bid price on the NASDAQ Capital Markets exchange as of the close of the trading day immediately preceding these transactions. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On September 10, 2009, the Registrant and Lyle Berman, James Crawford and Lee Lomax, all members of the Registrant’s Board of Directors, agreed to participate in the debt conversion. Mr. Berman converted $500,000, Mr. Crawford converted $500,000 and Mr. Lomax converted $200,000 of outstanding loan principal to common stock, in a transaction that was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Act”), pursuant to Section 3(a)(9) and Section 4(6) of the Act. The Registrant relied on the fact that the common stock was exchanged with its existing security holders exclusively, where no commission or other remuneration was paid or given directly or indirectly for soliciting such exchange, as a basis for the Section 3(a)(9) exemption. In addition, the Registrant relied on the fact that the common stock was offered and sold only to directors of the Registrant, who by definition are “accredited investors” within the meaning of Rule 501(a) under the Act, as a basis for the Section 4(6) exemption.

The shares, bearing a restrictive legend, will be issued by the Registrant’s transfer agent as promptly as practicable after compliance with NASDAQ rules with respect to the listing of additional shares. As a result of the issuance, the Registrant will have 13,762,886 issued and outstanding shares of Common Stock, and the issuance to the three debt holders will represent 10.5% of that total issued and outstanding number of shares.

A copy of the debt conversion agreements will be filed as an exhibit to the Registrant’s next quarterly report on Form 10-Q pursuant to Item 601 of Regulation S-K.

The information contained in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release, dated September 15, 2009, announcing the debt conversion into Common Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POKERTEK, INC.

Date: September 15, 2009	By:	/s/ Mark D. Roberson
Mark D. Roberson, Acting Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release, dated September 15, 2009, announcing the debt conversion into Common Stock